INTERNATIONAL


ADVANTUS INTERNATIONAL BALANCED FUND

SEMI-ANNUAL REPORT TO SHAREHOLDERS DATED MARCH 31, 2000


                                                    [LOGO]


[GRAPHIC]

ADVANTUS INTERNATIONAL BALANCED FUND

TABLE OF CONTENTS

PERFORMANCE UPDATE                            2

INVESTMENTS IN SECURITIES                     8

STATEMENT OF ASSETS AND LIABILITIES          13

STATEMENT OF OPERATIONS                      14

STATEMENTS OF CHANGES IN NET ASSETS          15

NOTES TO FINANCIAL STATEMENTS                16

SHAREHOLDER SERVICES                         22

LETTER FROM THE PRESIDENT                                                [PHOTO]

Dear Shareholder:

Americans are enjoying the longest period of economic expansion in U.S. history. This period of growth, which began in March of 1992, recorded its eighth year of uninterrupted growth in March. To date, the Federal Reserve's actions to slow the nation's growth engine have not dramatically impacted the upward trend. Despite the run-up in interest rates over the past year, housing starts and auto sales, indicators of a robust economy, remain strong.

Around the globe we are seeing economic growth accelerate, albeit at a modest pace. Asia is rapidly recovering from the economic debacle of the late 90s. The Bank of Japan has kept interest rates near zero to further assist that country's recovery. In Europe, the Central Bank raised rates to support a weak euro and guard against inflation. Latin American economies, such as Brazil, are showing signs of increasing strength (e.g., lower inflation, job creation). No country comes close to the sustained economic vigor of the U.S., but many of the world's economies are growing.

Volatility in the stock market was frequent and dramatic throughout the six-months, with the wildest of the ride coming in early April, shortly after this reporting period ended. The first calendar quarter of the new millennium was a time of contrasts. For the first two months, the broad market was slightly down, with the growth sector of technology rising and the value sectors of the market falling. March was a reversal, with a strong rally in traditional value stocks and a pullback in the technology arena, adding to the market tumult. Technology, however, continues to drive the increased spending in businesses. As tech spending increases, so does productivity.

Interest rates also showed a mixed picture. The Federal Reserve raised the Fed Funds rate five times between June 1999 and March 2000. Each time only
 .25 percent, a cumulative increase of 1.25 percent over this 10-month period. However, longer maturity Treasury bond prices rose and their yields declined as the U.S. Treasury used some of the budget surplus to begin buying back Treasury bonds. Meanwhile, corporate bond yields increased.

In the pages that follow, your Fund's portfolio manager will give you his insight on the Fund's performance for this reporting period. Also, we are pleased to announce that you can now access your Advantus Funds data online through the Advantus web site: www.advantusfunds.com. To learn how you can access your Advantus Fund information through our internet site, call Advantus Shareholder Services at 1-800-665-6005.

We value your business and want to make doing business with us as easy for you as possible. Thank you for investing with Advantus.

Sincerely,

/s/ William N. Westhoff

William N. Westhoff, President
Advantus Funds

ADVANTUS INTERNATIONAL BALANCED FUND

PERFORMANCE UPDATE

[PHOTOS]
GARY CLEMONS AND UMRAN DEMIRORS
TEMPLETON INVESTMENT COUNSEL, INC.
PORTFOLIO MANAGERS
The Advantus International Balanced Fund is a mutual fund designed for investors seeking a high level of total return. The Fund seeks to achieve its objective by investing in equity and debt securities issued by large and small international companies and government agencies. While Advantus Capital Management, Inc. acts as investment adviser for the Fund, Templeton Investment Counsel, Inc. provides investment advice to the Fund under a subadvisory agreement.

  - Dividends paid quarterly.

  - Capital gains distributions paid annually.

PERFORMANCE

The Advantus International Balanced Fund's performance for the six-month period ended March 31, 2000 for each class of shares offered was as follows:

CLASS A..........................        9.15 PERCENT*
CLASS B..........................        8.61 PERCENT*
CLASS C..........................        8.61 PERCENT*

By comparison, an international equity index, the MSCI EAFE Index,** returned
17.00 percent, and an international bond index, the J.P. Morgan Non-U.S. Government Bond Index+ returned -3.17 percent for the same period.

PERFORMANCE ANALYSIS
The performance of global equity markets during the six months ending March 31, 2000 continued to distinctly reflect the extreme divergence between the performance and valuation levels of technology, communication and media stocks on the one hand and almost every other sector deemed to be "old economy" on the other. While the former continued to attract investor interest during most of the period, the final weeks of the period provided a reversal of that seemingly entrenched pattern and depressed value-style stocks began to improve. The performance of your Fund was ahead of the blended 60 percent MSCI EAFE Index** and 40 percent JPMorgan Non-U.S. Government Bond Index+ during the first half of the Fund's year (a gain of 9.15 percent vs. 8.9 percent).

Given the persistence of the equity market's multi-year trend favoring growth and technology, the performance of this period is encouraging given the very favorable valuation characteristics of your Fund. Our relative underweight in the strongly performing Japanese market hurt returns, although our stock selection was strong and our holdings in Nomura and Sony outperformed the Japanese index by a wide margin. Strong stock selection in Hong Kong also added to our relative performance, as did the Fund's holdings in Latin America. Specifically, our holdings in Telmex in Mexico and Embratel and Telecomunicacoes de Sao Paulo in Brazil contributed to performance. Our relative underperformance in the UK was the primary reason for lagging the benchmarks, as our holdings in unloved industrial, engineering and retailing companies declined in value, while the UK market showed a small positive return overall.

We continue to find the prospects in Europe equities the most tantalizing, and the bulk of your portfolio's assets are positioned there. The virtuous cycle of improving competitiveness involving the closure of excess capacity, cost cutting and restructuring, as well as the advent of an equity investment culture in Europe, has much further to go in our opinion. Just as tax reductions worked to stimulate the overall economy in the U.S., we think tax reductions currently proposed in Germany are just as significant. While searching for bargains selling at fractions of what we believe to be their true worth, we are paying particular attention to those managers with track records of creating value for all shareholders, not just a select few. Excess cash flows that previously were spent on new capacity as a means of supporting the workforce are now being directed to corporate activity such as paying down debt and buying back shares. Merger and acquisition activity has also picked up markedly, and several of our holdings benefited from this recognition of value.

OUTLOOK

Looking forward, we believe that while technology-linked Japanese companies are showing strong growth, their equity valuations heavily discount the positive outlook and are not compelling in our view. In addition, these buoyant, newer elements of Japan's economy are still small in relation to overall output, and offer no immediate solutions to the large-scale structural problems of excess capacity, high public debt, and low private consumption which remain pervasive in Japan. We will continue to invest in companies in Japan when we identify low valuation in relation to earnings growth as well as management that is actively incorporating restructuring initiatives. On balance, our investments in the rest of Asia and in Latin America, made primarily during the financial crisis, continue to perform well. While valuations have recovered significantly, we believe that the potential for strong earnings gains is still ahead as economies continue to rebound.

From a fixed income perspective, early in the period investors continued to be cautious regarding interest rates partly because of the potential negative effect of higher oil prices on inflation, but mostly because of upward revisions of global economic growth forecasts. The cautious approach to global fixed income resulted from confirmation of an economic recovery in Europe and better than expected growth in Japan, as well as continued growth in the U.S. The improved economic outlook was expected to result in higher commodity prices, capacity utilization rates and employment rates, all of which would add to inflationary pressures and a tighter monetary policy stance by central banks. Thus the positive trend in global growth led to the consensus view that the industrial economies, except for perhaps Japan, had reached the bottom of their respective interest rate cycles. Later in the period bond supply issues, equity market volatility and short covering began to offset such concerns as investors put money back in the global fixed income markets for the first time in quite a while.

During the period under review, JP Morgan's Non-U.S. Government Bond Index+ (ex. U.S.) posted a positive return of 2.11 percent measured in local currency terms, despite tighter monetary policies by major central banks, as a result of an expected reduction in the supply of government bonds. The reduction in supply is expected to result from fiscal surpluses in the U.S. and lower deficits in Europe. A short covering rally of bond positions due to supply concerns and volatile equity markets led the market higher towards the end of the quarter. Weakness in most major currencies against the U.S. dollar resulted in lower returns for the global index in U.S. dollar terms. The

Global Government Bond Index (ex. U.S.) posted a negative return of
-3.17 percent in U.S. dollars. In local currency terms, prices of European bonds rose, as most European bond markets offered positive returns. The Danish market outperformed the Euroland countries, up 2.18 percent, while Sweden was up
3.93 percent. Japan remained relatively flat, up 0.24 percent, mostly as a result of capital flows into the Japanese asset markets on expectations of an economic recovery, stable interest rates, and a stronger Yen.++

Over the past six months, we continued to adjust fixed income positions within the European and the dollar-bloc allocations to better reflect our views of the current and expected market conditions. The fixed income assets of the International Balanced Fund continue to be predominantly invested in government bonds issued and guaranteed by the major global industrial countries.

As always, our philosophy and process at Templeton remain consistent and we will always be very concerned with the price we pay for shares. We very much appreciate your continued support.

*Historical performance is not an indication of future performance. These performance results do not reflect the impact of Class A's maximum 5.5 percent front-end sales charge or Class B's maximum 5 percent contingent deferred sales charge. If these charges were reflected, performance would be reduced. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.
**The MSCI EAFE Index is an unmanaged index of common stocks from European, Australian, and Far Eastern markets.
+The J.P. Morgan Non-U.S. Government Bond Index includes all liquid foreign government issues of Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, Netherlands, Spain, Sweden and United Kingdom.
++Investment risks associated with international investing, in addition to other risks, include currency fluctuations, political and economic instability, and differences in accounting standards when investing in foreign markets.

                    COMPARISON OF CHANGE IN VALUE OF $10,000
              INVESTMENT IN ADVANTUS INTERNATIONAL BALANCED FUND,
          MSCI EAFE INDEX, J.P. MORGAN NON-U.S. GOVERNMENT BOND INDEX,
                            AND CONSUMER PRICE INDEX

On the following charts you can see how the total return for each of the three classes of shares of the Advantus International Balanced Fund compared to the EAFE Index, the J.P. Morgan Non-U.S. Government Bond Index and the Consumer Price Index. The four lines in each graph represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of each class of shares of the Advantus International Balanced Fund (September 16, 1994 for
Class A, January 31, 1997 for Class B, and March 1, 1995 for Class C) through March 31, 2000.

                                    CLASS A

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN:
One year                      9.78%
Five year                     9.12%
Since inception (9/16/94)     7.63%

           CLASS A  EAFE INDEX  J.P. MORGAN INDEX    CPI
9/16/1994  $10,000     $10,000            $10,000  $10,000
9/30/1994   $9,274      $9,845            $10,094  $10,054
9/30/1995   $9,961     $10,460            $11,972  $10,275
9/30/1996  $11,030     $11,399            $12,605  $10,584
9/30/1997  $13,576     $12,819            $12,639  $10,818
9/30/1998  $11,809     $11,782            $14,133  $10,973
9/30/1999  $13,775     $15,472            $14,256  $11,261
3/31/2000  $15,036     $18,102            $13,804  $11,482

(Thousands)

                                    CLASS B

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN:
One year                      10.20%
Since inception (1/31/97)      5.82%

         CLASS B  EAFE INDEX  J.P. MORGAN INDEX    CPI
1/31/97  $10,000     $10,000            $10,000  $10,000
9/30/97  $10,730     $11,246            $10,027  $10,094
9/30/98   $9,264     $10,336            $11,212  $10,238
9/30/99  $10,887     $13,573            $11,310  $10,507
3/31/00  $11,954     $15,881            $10,951  $10,713

(Thousands)

                                    CLASS C

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN:
One year                      15.08%
Five year                      9.45%
Since inception (3/1/95)       9.73%

           CLASS C  EAFE INDEX  J.P. MORGAN INDEX    CPI
3/1/1995   $10,000     $10,000            $10,000  $10,000
9/30/1995  $11,026     $11,175            $11,198  $10,146
9/30/1996  $12,120     $12,179            $11,791  $10,450
9/30/1997  $14,780     $13,696            $11,822  $10,682
9/30/1998  $12,759     $12,588            $13,219  $10,834
9/30/1999  $14,763     $16,530            $13,335  $11,119
3/31/2000  $16,034     $19,340            $12,912  $11,338

(Thousands)

The preceding charts are useful because they provide you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deduction of the maximum 5.5 percent front-end sales charge for Class A and the maximum applicable contingent deferred sales charge for Class B shares. Sales charges pay for your financial professional's investment advice. Individuals cannot invest in the index itself, nor can they invest in any fund which seeks to track the performance of the index without incurring some charges and expenses.

Historical performance is not an indication of future performance. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

FIVE LARGEST STOCK HOLDINGS

                                                           MARKET    % OF STOCK
COMPANY                                         SHARES     VALUE      PORTFOLIO
-------                                        --------  ----------  -----------
Sony Corporation.............................   10,200   $1,439,416        3.9%
Nomura Securities............................   43,600    1,421,509        3.8%
Celltech Group...............................   71,200    1,288,154        3.4%
TEVA Pharmaceutical Industries, Ltd..........   30,800    1,149,225        3.1%
Alcatel ADR..................................   26,200    1,147,888        3.1%
                                                         ----------  ---------
                                                         $6,446,192       17.3%
                                                         ==========  =========

FIVE LARGEST BOND HOLDINGS

                                                       MARKET      % OF BOND
COMPANY                                                 VALUE      PORTFOLIO
-------                                              -----------  -----------
International Bank of Reconstruction and
  Development 5.250%, 3/20/02......................  $ 2,420,781       12.8%
Italian Government 7.750%, 11/01/06................    2,282,389       12.0%
United Kingdom 7.500%, 12/07/06....................    1,870,593        9.9%
Government of France 3.500%, 7/12/04...............    1,785,022        9.4%
Federal Republic of Germany 4.500%, 7/04/09........    1,697,326        8.9%
                                                     -----------  ---------
                                                     $10,056,111       53.0%
                                                     ===========  =========

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Cash and Other Assets/Liabilities   4.0%
Foreign Government Bonds           30.7%
Consumer Staples                    0.8%
Capital Goods                       8.2%
Utilities                           4.2%
Consumer Cyclical                   1.8%
Communication Services             16.3%
Transportation                      2.1%
Basic Materials                     6.1%
Health Care                         3.5%
Financial                          17.6%
Energy                              4.7%

ADVANTUS INTERNATIONAL BALANCED FUND
INVESTMENTS IN SECURITIES

MARCH 31, 2000

(UNAUDITED)

(Percentages of each investment category relate to total net assets.)

                                                                      MARKET
SHARES                                                               VALUE(A)
------                                                            ---------------
COMMON STOCK (60.0%)
  ARGENTINA (2.0%)
    Telecommunication (2.0%)
      22,700   Nortel Invesora SA ADR...........................    $   468,188
      17,820   Telefonica de Argentina SA ADR...................        699,435
                                                                    -----------
                                                                      1,167,623
                                                                    -----------
  AUSTRALIA (3.2%)
    Air Freight (.5%)
     148,200   Mayne Nickless, Ltd..............................        302,614
    Banks (1.4%)
     131,200   Australia & New Zealand Banking Group, Ltd.......        829,219
    Manufacturing (1.3%)
     288,812   Pioneer International, Ltd.......................        788,068
                                                                    -----------
                                                                      1,919,901
                                                                    -----------
  AUSTRIA (.2%)
    Electrical Equipment (.2%)
         920   EVN..............................................        100,995
                                                                    -----------
  BERMUDA (1.5%)
    Insurance (1.5%)
      15,400   XL Capital, Ltd. Class A.........................        852,775
                                                                    -----------
  BRAZIL (2.1%)
    Banks (.1%)
   1,225,500   Unibanco.........................................         76,991
    Telecommunication (2.0%)
  38,883,000   Embratel Participacoes...........................        688,016
  27,777,300   Telesp Celular Participacoes.....................        486,703
                                                                    -----------
                                                                      1,251,710
                                                                    -----------

                                                                      MARKET
SHARES                                                               VALUE(A)
-----------------------------------------------------------------------------
CANADA (1.0%)
    Mining ( - )
       5,500   Kinross Gold Corporation (b).....................    $     8,503
    Oil & Gas (.8%)
      29,600   Ranger Oil, Ltd..................................        114,700
      49,750   Renaissance Energy, Ltd. (b).....................        379,417
    Transport Services (.2%)
      90,830   Laidlaw, Inc.....................................        130,568
                                                                    -----------
                                                                        633,188
                                                                    -----------
  FINLAND (2.2%)
    Banks (1.8%)
     200,430   Nordic Baltic Holdings...........................      1,053,310
    Paper and Forest (.4%)
      23,500   Metsa-Serla......................................        208,825
                                                                    -----------
                                                                      1,262,135
                                                                    -----------
  FRANCE (6.2%)
    Chemicals (1.4%)
      14,999   Aventis (b)......................................        819,764
    Insurance (1.9%)
       8,000   AXA..............................................      1,132,076
    Oil & Gas (.9%)
       3,610   Total Fina Elf...................................        539,824
    Telecommunication (2.0%)
      26,200   Alcatel ADR......................................      1,147,888
                                                                    -----------
                                                                      3,639,552
                                                                    -----------
  GERMANY (1.3%)
    Electric Companies (1.3%)
      14,800   Veba.............................................        755,151
                                                                    -----------
  HONG KONG (3.1%)
    Electric Companies (.1%)
      18,000   Hong Kong Electric Holdings......................         54,325
    Houseware (.4%)
     102,628   Jardine Strategic Holding........................        209,361

              See accompanying notes to investments in securities.

                                            ADVANTUS INTERNATIONAL BALANCED FUND
                                           INVESTMENTS IN SECURITIES - CONTINUED

                                                                      MARKET
SHARES                                                               VALUE(A)
-----------------------------------------------------------------------------
HONG KONG--CONTINUED
    Investment Bankers/Brokers (1.0%)
      49,200   HSBC Holdings....................................    $   574,995
      28,000   Peregrine Investments Holdings...................              0
    Telecommunication (1.6%)
     128,500   Swire Pacific Class A............................        663,418
     352,400   Swire Pacific Class B............................        244,392
                                                                    -----------
                                                                      1,746,491
                                                                    -----------
  INDONESIA (.8%)
    Telecommunication (.8%)
      26,500   Indostat ADR.....................................        455,469
                                                                    -----------
  ISRAEL (2.0%)
    Drugs (2.0%)
      30,800   TEVA Pharmaceutical Industries, Ltd..............      1,149,225
                                                                    -----------
  JAPAN (9.1%)
    Drugs (1.1%)
      18,000   Ono Pharmaceutical...............................        635,913
    Electrical Equipment (2.5%)
      10,200   Sony Corporation.................................      1,439,416
    Investment Bankers/Brokers (2.4%)
      43,600   Nomura Securities................................      1,421,509
    Retail ( - )
       3,000   Best Denki.......................................         19,708
    Telecommunication (1.9%)
          70   NTT..............................................      1,110,462
    Water Utilities (1.2%)
      37,000   Kurita Water Industries..........................        716,594
                                                                    -----------
                                                                      5,343,602
                                                                    -----------
  MEXICO (1.9%)
    Telecommunication (1.9%)
      16,700   Telefonos de Mexico ADR..........................      1,118,900
                                                                    -----------
                                                                      MARKET
SHARES                                                               VALUE(A)
-----------------------------------------------------------------------------
NETHERLANDS (1.7%)
    Investment Bankers/Brokers (1.7%)
      17,850   ING Groep........................................    $   965,351
                                                                    -----------
  NEW ZEALAND (1.1%)
    Telecommunication (1.1%)
     141,000   Telecom Corporation of New Zealand...............        636,874
                                                                    -----------
  NORWAY (.5%)
    Chemicals (.5%)
       7,666   Norsk Hydro......................................        289,469
                                                                    -----------
  PERU (.6%)
    Telecommunication (.6%)
      20,400   Telefonica del Peru ADR..........................        346,800
                                                                    -----------
  PHILIPPINES (.2%)
    Telecommunication (.2%)
       5,300   Philippine Long Distance Telephone...............        116,200
                                                                    -----------
  PORTUGAL (.7%)
    Telecommunication (.7%)
      33,750   Portugal Telecom.................................        432,125
                                                                    -----------
  SOUTH AFRICA (.3%)
    Mining (.3%)
       6,300   Anglogold Ltd. ADR...............................        151,200
                                                                    -----------
  SPAIN (2.3%)
    Electric Companies (1.1%)
      50,072   Iberdrola........................................        652,111
    Oil & Gas (1.2%)
      32,400   Repsol...........................................        709,252
                                                                    -----------
                                                                      1,361,363
                                                                    -----------
  SWEDEN (3.7%)
    Banks (1.9%)
      36,300   Foreningssparbaken...............................        492,944
      50,700   Svenska Handlesbanken............................        624,038

              See accompanying notes to investments in securities.

ADVANTUS INTERNATIONAL BALANCED FUND
INVESTMENTS IN SECURITIES - CONTINUED

                                                                      MARKET
SHARES                                                               VALUE(A)
-----------------------------------------------------------------------------
SWEDEN--CONTINUED
    Trucks and Parts (1.8%)
      17,200   Autoliv..........................................    $   516,000
      20,800   Volvo............................................        560,109
                                                                    -----------
                                                                      2,193,091
                                                                    -----------
  SWITZERLAND (1.4%)
    Investment Bankers/Brokers (1.4%)
       1,575   Zurich Allied Ag.................................        793,227
                                                                    -----------
  UNITED KINGDOM (10.9%)
    Airlines (1.4%)
     154,400   British Airways PLC..............................        810,237
    Chemicals (2.2%)
      71,200   Celltech Group (b)...............................      1,288,154
    Electrical Equipment (1.2%)
     137,200   Williams PLC.....................................        693,757
    Food (.8%)
      57,100   Sainsbury........................................        257,355
      67,100   Tate & Lyle......................................        233,765
    Houseware (.4%)
     138,600   Elementis........................................        217,425
    Manufacturing (1.2%)
     218,600   Rolls-Royce......................................        707,604
    Medical Products/Supplies (.4%)
      31,750   Nycomed Amersham.................................        260,790
                                                                      MARKET
SHARES                                                               VALUE(A)
-----------------------------------------------------------------------------
UNITED KINGDOM--CONTINUED
    Oil & Gas (1.8%)
     129,600   Shell                                                $ 1,073,292
                Transportation & Trading........................
    Retail (1.0%)
     101,300   Marks & Spencer..................................        404,135
     270,500   Storehouse.......................................        159,396
    Water Utilities (.5%)
      23,384   Thames Water.....................................        264,229
                                                                    -----------
                                                                      6,370,139
                                                                    -----------
Total common stock
 (cost: $30,487,817)............................................     35,052,556
                                                                    -----------

PREFERRED STOCK (3.6%)
  BRAZIL (2.1%)
    Banks (.8%)
  54,461,000   Banco Bradesco...................................        453,580
    Chemicals (1.3%)
   2,864,000   Petrol Brasileiros...............................        779,140
                                                                    -----------
                                                                      1,232,720
                                                                    -----------
  ITALY (1.5%)
    Telecommunication (1.5%)
     131,900   Telecom Italia Spa...............................        897,337
                                                                    -----------
Total preferred stock
 (cost: $1,350,294).............................................      2,130,057
                                                                    -----------

PRINCIPAL
---------
LONG-TERM DEBT SECURITIES (32.4%) (C)
  AUSTRALIA (.9%)
    Government (.9%)
     600,000   New South Wales Treasury Corporation (Australian
                Dollar).........................................   7.000%  04/01/04     367,015
     314,000   Queensland Treasury Corporation (Australian
                Dollar).........................................   6.500%  06/14/05     187,952
                                                                                     ----------
                                                                                        554,967
                                                                                     ----------

              See accompanying notes to investments in securities.

                                            ADVANTUS INTERNATIONAL BALANCED FUND
                                           INVESTMENTS IN SECURITIES - CONTINUED

                                                                                       MARKET
PRINCIPAL                                                                             VALUE(A)
----------------------------------------------------------------------------------------------
BELGIUM (1.4%)
    Government (1.4%)
     757,000   Belgium Government (European Currency Unit)......   7.750%  10/15/04  $  800,563
                                                                                     ----------
  CANADA (1.9%)
    Government (1.9%)
     789,000   Canadian Government (Canadian Dollar)............   7.000%  12/01/06     573,708
     671,000   Canadian Government (Canadian Dollar)............   8.750%  12/01/05     521,730
                                                                                     ----------
                                                                                      1,095,438
                                                                                     ----------
  DENMARK (1.1%)
    Government (1.1%)
   4,844,000   Kingdom of Denmark (Danish Kroner)...............   7.000%  12/15/04     663,334
                                                                                     ----------
  FRANCE (3.0%)
    Government (3.0%)
   1,967,000   Government of France (European Currency Unit)....   3.500%  07/12/04   1,785,022
                                                                                     ----------
  GERMANY (4.5%)
    Government (4.5%)
   1,043,000   Federal Republic of Germany (European Currency
                Unit)...........................................   3.250%  02/17/04     944,365
   1,875,000   Federal Republic of Germany (European Currency
                Unit)...........................................   4.500%  07/04/09   1,697,326
                                                                                     ----------
                                                                                      2,641,691
                                                                                     ----------
  ITALY (3.9%)
    Government (3.9%)
   2,112,393   Italian Government (European Currency Unit)......   7.750%  11/01/06   2,282,389
                                                                                     ----------
  JAPAN (6.5%)
    Government (6.5%)
 125,800,000   International Bank of Reconstruction and
                Development (Japanese Yen)......................   4.500%  03/20/03   1,362,925
 227,000,000   International Bank of Reconstruction and
                Development (Japanese Yen)......................   5.250%  03/20/02   2,420,781
                                                                                     ----------
                                                                                      3,783,706
                                                                                     ----------
  NETHERLANDS (1.4%)
    Government (1.4%)
     840,000   Netherlands Government (European Currency
                Unit)...........................................   5.750%  02/15/07     828,977
                                                                                     ----------
  SPAIN (2.1%)
    Government (2.1%)
     377,000   Government of Spain (European Currency Unit).....   3.250%  01/31/05     332,486
     790,000   Government of Spain (European Currency Unit).....   7.350%  03/31/07     846,129

              See accompanying notes to investments in securities.

ADVANTUS INTERNATIONAL BALANCED FUND
INVESTMENTS IN SECURITIES - CONTINUED

                                                                                       MARKET
PRINCIPAL                                                                             VALUE(A)
---------                                                                            ----------
SPAIN--CONTINUED
      30,001   Government of Spain (European Currency Unit).....  10.900%  08/30/03  $   33,772
                                                                                     ----------
                                                                                      1,212,387
                                                                                     ----------
  SWEDEN (.8%)
    Government (.8%)
   3,800,000   Sweden Kingdom (Swedish Krona)...................   6.000%  02/09/05     451,549
                                                                                     ----------
  UNITED KINGDOM (3.2%)
    Government (3.2%)
   1,075,000   United Kingdom (British Sterling Pound)..........   7.500%  12/07/06   1,870,593
                                                                                     ----------
  UNITED STATES (1.7%)
    Investment Bankers/Brokers (1.7%)
   1,043,000   General Motors (European Currency Unit)..........   5.500%  02/02/05     998,081
                                                                                     ----------
               Total long-term debt securities (cost: $20,403,267).................  18,968,697
                                                                                     ----------
SHORT-TERM SECURITIES (3.5%)
  UNITED STATES (3.5%)
   2,014,985   Bankers Trust Institutional Liquid Assets,
                current rate....................................   5.677%             2,014,985
                                                                                     ----------
               Total short-term securities (cost: $2,014,984)......................   2,014,985
                                                                                     ----------
               Total investments in securities (cost: $54,256,362) (d).............  $58,166,295
                                                                                     ==========

Notes to Investments in Securities
-----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) Principle amounts for foreign debt securities are denominated in the currencies indicated.
(d) At March 31, 2000 the cost of securities for federal income tax purposes was $54,826,113. The aggregate unrealized appreciation and depreciation of investments in securities based on their cost were:


  Gross unrealized appreciation......................................................  $    9,994,264
  Gross unrealized depreciation......................................................      (6,654,082)
                                                                                       --------------
  Net unrealized appreciation........................................................  $    3,340,182
                                                                                       ==============

                                            ADVANTUS INTERNATIONAL BALANCED FUND
                                             STATEMENT OF ASSETS AND LIABILITIES

                                                                  MARCH 31, 2000

                                                                     (UNAUDITED)

                      ASSETS
Investments in securities, at market
 value - see accompanying schedule for
 detailed listing
 (identified cost: $54,256,362)........  $58,166,295
Receivable for Fund shares sold........       7,968
Accrued interest and dividend
 receivable............................     461,051
Other receivable.......................       2,151
Receivable for refundable foreign
 income taxes withheld.................      40,384
                                         ----------
    Total assets.......................  58,677,849
                                         ----------
                    LIABILITIES
Payable for Fund shares redeemed.......      40,972
Payable to Adviser.....................      89,243
Other payables.........................       5,301
Unrealized depreciation on forward
 foreign currency contracts held, at
 value (note 4)........................      72,085
                                         ----------
    Total liabilities..................     207,601
                                         ----------
Net assets applicable to outstanding
 capital stock.........................  $58,470,248
                                         ==========
Represented by:
  Capital stock - authorized 10 billion
  shares (Class A - 2 billion shares,
  Class B - 2 billion shares, Class
  C - 2 billion shares and 4 billion
  shares unallocated) of $.01 par
  value................................  $   48,466
  Additional paid-in capital...........  52,093,803
  Undistributed net investment
  income...............................      26,768
  Accumulated net realized gains from
  investments..........................   2,522,586
  Unrealized appreciation on
  investments and translation of assets
  and liabilities in foreign
  currencies...........................   3,778,625
                                         ----------
    Total - representing net assets
    applicable to outstanding capital
    stock..............................  $58,470,248
                                         ==========
Net assets applicable to outstanding
 Class A shares........................  $51,017,213
                                         ==========
Net assets applicable to outstanding
 Class B shares........................  $5,412,385
                                         ==========
Net assets applicable to outstanding
 Class C shares........................  $2,040,650
                                         ==========
Shares outstanding and net asset value
 per share:
                                         ==========
  Class A - Shares outstanding
  4,221,331............................  $    12.09
                                         ==========
  Class B - Shares outstanding
  454,206..............................  $    11.92
                                         ==========
  Class C - Shares outstanding
  171,012..............................  $    11.93
                                         ==========

                See accompanying notes to financial statements.

ADVANTUS INTERNATIONAL BALANCED FUND
STATEMENT OF OPERATIONS
PERIOD FROM OCTOBER 1, 1999 TO MARCH 31, 2000

(UNAUDITED)

Investment income:
  Interest.............................  $ 427,759
  Dividends (net of foreign witholding
    taxes of $28,798)..................    509,850
                                         ---------
    Total investment income............    937,609
                                         ---------
Expenses (note 5):
  Investment advisory fee..............    249,495
  Rule 12b-1 - Class A.................     63,313
  Rule 12b-1 - Class B.................     26,872
  Rule 12b-1 - Class C.................     10,812
  Administrative services fee..........     31,800
  Custodian fees.......................     26,116
  Auditing and accounting services.....     44,575
  Legal fees...........................      4,000
  Directors' fees......................      1,740
  Registration fees....................     16,750
  Printing and shareholder reports.....     34,050
  Insurance............................      1,817
  Other................................     15,381
                                         ---------
    Total expenses.....................    526,721
Less fees and expenses waived or
  absorbed by the Distributor:
  Class A Rule 12b-1 fees..............    (12,663)
                                         ---------
    Total net expenses.................    514,058
                                         ---------
    Investment income - net............    423,551
                                         ---------
Realized and unrealized gains (losses)
  on investments and foreign
  currencies:
  Net realized gains (losses) from:
    Investments (note 3)...............  3,365,963
    Foreign currency transactions......   (296,475)
                                         ---------
                                         3,069,488
                                         ---------
  Net change in unrealized appreciation
    or depreciation on:
    Investments........................  1,669,007
    Translation of other assets and
     liabilities in foreign
     currencies........................   (132,456)
                                         ---------
                                         1,536,551
                                         ---------
    Net gains on investments...........  4,606,039
                                         ---------
Net increase in net assets resulting
  from operations......................  $5,029,590
                                         =========

                See accompanying notes to financial statements.

                                            ADVANTUS INTERNATIONAL BALANCED FUND
                                             STATEMENTS OF CHANGES IN NET ASSETS
 PERIOD FROM OCTOBER 1, 1999 TO MARCH 31, 2000 AND YEAR ENDED SEPTEMBER 30, 1999

                                                                     (UNAUDITED)

                                            2000          1999
                                         -----------  ------------
Operations:
  Investment income - net..............  $   423,551  $    962,175
  Net realized gain on investments and
    foreign currency translations......    3,069,488     3,023,068
  Net change in unrealized appreciation
    or depreciation on investments and
    translation of assets and
    liabilities in foreign
    currencies.........................    1,536,551     4,821,805
                                         -----------  ------------
    Increase in net assets resulting
      from operations..................    5,029,590     8,807,048
                                         -----------  ------------
Distributions to shareholders from:
  Investment income - net:
    Class A............................     (768,478)     (458,918)
    Class B............................      (61,759)      (27,664)
    Class C............................      (22,763)      (13,418)
  Net realized gains on investments:
    Class A............................   (2,403,909)   (1,647,144)
    Class B............................     (253,578)     (184,787)
    Class C............................     (101,998)     (108,873)
                                         -----------  ------------
    Total distributions................   (3,612,485)   (2,440,804)
                                         -----------  ------------
Capital share transactions (notes 5 and
  6):
  Proceeds from sales:
    Class A............................      719,081     9,201,903
    Class B............................      450,565     1,190,985
    Class C............................       98,814       255,735
  Proceeds from issuance of shares as a
    result of reinvested dividends:
    Class A............................    2,634,720     1,782,694
    Class B............................      302,683       212,640
    Class C............................      124,485       119,179
  Payments for redemption of shares:
    Class A............................   (3,070,280)  (12,983,074)
    Class B............................     (763,310)   (1,532,470)
    Class C............................     (748,899)   (1,276,785)
                                         -----------  ------------
        Decrease in net assets from
          capital share transactions...     (252,141)   (3,029,193)
                                         -----------  ------------
        Total increase in net assets...    1,164,964     3,337,051
  Net assets at beginning of period....   57,305,284    53,968,233
                                         -----------  ------------
  Net assets at end of period (includes
    undistributed net investment income
    of $26,768 and $456,217,
    respectively)......................  $58,470,248  $ 57,305,284
                                         ===========  ============

                See accompanying notes to financial statements.

ADVANTUS INTERNATIONAL BALANCED FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2000
(UNAUDITED)

(1) ORGANIZATION

    The Advantus International Balanced Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund is designed for investors seeking a high level of total return through investing in both stocks and debt securities outside the United States.

    The Fund currently issues three classes of shares: Class A, Class B and Class C shares. Class A shares are sold subject to a front-end sales charge. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption if redeemed within six years of purchase. Class C shares are sold without either a front-end sales charge or a contingent deferred sales charge. Both Class B and Class C shares are subject to a higher Rule 12b-1 fee than Class A shares. Both Class B and Class C shares automatically convert to Class A shares at net asset value after a specified holding period. Such holding periods declines as the amount of the purchase increases and range from 28 to 84 months after purchase for Class B shares and from 40 to 96 months after purchase for Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of Rule 12b-1 fees charged differs between Class A, Class B and Class C shares. Income, expenses (other than Rule 12b-1 fees) and realized and unrealized gains or losses are allocated to each class of shares based upon its relative net assets.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    The significant accounting policies followed by the Fund are summarized as follows:

  USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

  INVESTMENTS IN SECURITIES

    Investments in securities traded on a U.S. or foreign securities exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price, by an independent pricing service or at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Such fair values are determined using pricing services or prices quoted by independent brokers. Short-term securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost which approximates market value.

    Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

                                            ADVANTUS INTERNATIONAL BALANCED FUND
                                       NOTES TO FINANCIAL STATEMENTS - CONTINUED

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED)

  FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS

    Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities, income and expenses are translated at the exchange rate on the transaction date. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with net realized and unrealized gains or losses from investments.

    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

    The Fund also may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation and depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete the obligations of the contract.

  FEDERAL TAXES

    The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

    Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income (loss) or realized gains (losses) were recorded by the Fund.

  DISTRIBUTIONS TO SHAREHOLDERS

    Dividends from net investment income are declared and paid quarterly in cash or reinvested in additional shares. Realized gains, if any, are paid annually.

(3) INVESTMENT SECURITY TRANSACTIONS

    For the period ended March 31, 2000, purchases of securities and proceeds from sales, other than temporary investments in short-term securities, aggregated $7,956,537 and $13,395,155, respectively.

ADVANTUS INTERNATIONAL BALANCED FUND
NOTES TO FINANCIAL STATEMENTS - CONTINUED

(4) FORWARD FOREIGN CURRENCY CONTRACTS

    On March 31, 2000, the Fund had entered into forward foreign currency contracts that obligate the Fund to deliver currencies at specified future dates. Unrealized depreciation on these contracts is included in the accompanying financial statements. The terms of the open contracts were as follows:

                                       CURRENCY TO       CURRENCY TO     UNREALIZED
EXCHANGE DATE                         BE DELIVERED       BE RECEIVED    DEPRECIATION
-------------                       -----------------  ---------------  ------------
4/6/2000........................     27,821,000   JPY    257,435   US$    $13,639
4/17/2000.......................    166,928,000   JPY  1,589,034   US$     40,841
4/18/2000.......................     27,821,000   JPY    264,962   US$      6,732
4/28/2000.......................     27,821,000   JPY    261,338   US$     10,873
                                                                          -------
                                                                          $72,085
                                                                          =======

---------
JPY   Japanese Yen
US$  United States Dollar

(5) EXPENSES AND RELATED PARTY TRANSACTIONS

    The Fund has an investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital or the Adviser) a wholly-owned subsidiary of Minnesota Life Insurance Company (Minnesota Life). Under the agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. In addition, as part of the advisory fee, Advantus Capital pays the expenses of the Fund's transfer, dividend disbursing and redemption agent (PFPC Global Fund Services, formerly First Data Investor Services Group). The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of .95 percent on the first $25 million in net assets, .80 percent on the next $25 million, .75 percent on the next
$50 million and .65 percent on net assets in excess of $100 million.

    Advantus Capital has a sub-advisory agreement with Templeton Investment Counsel, Inc. (Templeton). From its advisory fee, Advantus Capital pays Templeton a fee equal to an annual rate of .70 percent on the first $25 million in net assets, .55 percent on the next $25 million, .50 percent on the next
$50 million and .40 percent on net assets in excess of $100 million.

    The Fund has adopted separate Plans of Distribution applicable to Class A, Class B and Class C shares, respectively, relating to the payment of certain expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Fund pays fees to Ascend Financial Services, Inc. (Ascend), the underwriter of the Fund and wholly-owned subsidiary of Advantus Capital, to be used to pay certain expenses incurred in the distribution, promotion and servicing of the Fund's shares. The Class A Plan provides for a service fee up to .25 percent of average daily net assets of Class A shares. Prior to February 1, 1999, the Class A Plan provided for a distribution fee up to
 .30 percent of average daily net assets of Class A shares. The Class B and Class C Plans provide for a fee of up to 1.00 percent of average daily net assets of Class B and Class C shares. The Class B and Class C 1.00 percent fee is comprised of a .75 percent distribution fee and a .25 percent service fee. Ascend is currently waiving that portion of Class A Rule 12b-1 fees which exceeds, as a percentage of average daily net assets, .15 percent. Ascend waived Class A Rule 12b-1 fees in the amount of $12,663 for the period ended March 31, 2000.

                                            ADVANTUS INTERNATIONAL BALANCED FUND
                                       NOTES TO FINANCIAL STATEMENTS - CONTINUED

(5) EXPENSES AND RELATED PARTY TRANSACTIONS - (CONTINUED)

    The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reports, legal, auditing and accounting services, organizational costs and other miscellaneous expenses.

    Effective October 26, 1998, the Fund entered into a new shareholder and administrative services agreement with Minnesota Life. Under this agreement the Fund also pays an administrative services fee to Minnesota Life for accounting, auditing, legal and other administrative services which Minnesota Life provides. Effective August 1, 1999, the administrative services fee was $5,300 per month. For the period from February 1, 1999 to July 31, 1999, the administrative services fee was $4,800 per month. In addition, for shareholder services performed by Minnesota Life, the advisor will pay Minnesota Life an annual account servicing fee as agreed by the adviser and Minnesota Life.

    Advantus Capital directly incurs and pays the Fund's operating expenses and the Fund in turn reimburses Advantus Capital.

    Sales charges received by Ascend for distributing the Fund's three classes of shares amounted to $23,350.

    As of March 31, 2000, Minnesota Life and subsidiaries and the directors and officers of the Fund as a whole owned 2,900,901 shares or 68.7 percent of the Funds Class A shares.

    During the period ended March 31, 2000, legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $2,825.

(6) CAPITAL SHARE TRANSACTIONS

    Transactions in shares for the period ended March 31, 2000 and the year ended September 30, 1999 were as follows:

                                                   CLASS A                CLASS B               CLASS C
                                            ---------------------   -------------------   -------------------
                                              2000        1999        2000       1999       2000       1999
                                            --------   ----------   --------   --------   --------   --------
Sold......................................    60,692      782,370    38,634     105,488     8,392      23,027
Issued for reinvested distributions.......   224,847      160,601    26,176      19,495    10,772      10,820
Redeemed..................................  (257,577)  (1,106,103)  (64,456)   (136,104)  (63,396)   (111,811)
                                            --------   ----------   -------    --------   -------    --------
                                              27,962     (163,132)      354     (11,121)  (44,232)    (77,964)
                                            ========   ==========   =======    ========   =======    ========

ADVANTUS INTERNATIONAL BALANCED FUND
NOTES TO FINANCIAL STATEMENTS - CONTINUED

(7) FINANCIAL HIGHLIGHTS

     Per share data for a share of capital stock and selected information for each period are as follows:

                                                                        CLASS A
                                         ----------------------------------------------------------------------
                                         PERIOD FROM
                                         OCTOBER 1,
                                           1999 TO
                                          MARCH 31,                    YEAR ENDED SEPTEMBER 30,
                                            2000       --------------------------------------------------------
                                         (UNAUDITED)     1999       1998        1997        1996      1995(A)
                                         -----------   --------  ----------  ----------  ----------  ----------
Net asset value, beginning of period...    $ 11.80     $ 10.56    $ 13.29     $ 11.42     $ 10.79     $ 10.34
                                           -------     -------    -------     -------     -------     -------
Income from investment operations:
  Net investment income................        .08         .21        .28         .31         .25         .20
  Net gains (losses) on securities
    (both realized and unrealized).....        .97        1.52      (1.95)       2.24         .87         .56
                                           -------     -------    -------     -------     -------     -------
    Total from investment operations...       1.05        1.73      (1.67)       2.55        1.12         .76
                                           -------     -------    -------     -------     -------     -------
Less distributions:
  Dividends from net investment
    income.............................       (.18)       (.11)      (.14)       (.40)       (.28)       (.19)
  Distributions from net realized
    gains..............................       (.58)       (.38)      (.92)       (.28)       (.21)       (.12)
                                           -------     -------    -------     -------     -------     -------
    Total distributions................       (.76)       (.49)     (1.06)       (.68)       (.49)       (.31)
                                           -------     -------    -------     -------     -------     -------
Net asset value, end of period.........    $ 12.09     $ 11.80    $ 10.56     $ 13.29     $ 11.42     $ 10.79
                                           =======     =======    =======     =======     =======     =======
Total return(c)........................       9.15%      16.65%    (13.02)%     23.09%      10.73%       7.41%
Net assets, end of period (in
  thousands)...........................    $51,017     $49,502    $46,025     $54,090     $40,381     $30,949
Ratio of expenses to average daily net
  assets(d)(e).........................       1.66%(f)    1.63%      1.62%       1.51%       1.85%       2.08%
Ratio of net investment income (loss)
  to average daily net assets(d)(e)....       1.56%(f)    1.77%      2.38%       2.58%       2.39%       2.22%
Portfolio turnover rate (excluding
  short-term securities)...............       14.1%       73.8%      57.0%       73.4%       56.1%       52.0%

------------

(a) Effective March 1, 1995, the Fund entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to March 1, 1995, the Fund had an investment advisory agreement with MIMLIC Asset Management Company.
(b)  Commencement of operations.
(c) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end or contingent deferred sales charges. For periods less than one year, total return presented has not been annualized.
(d) The Fund's Distributor and Adviser voluntarily waived or absorbed $162,744, $114,735, $53,123 and $56,482 in expenses for the years ended September 30, 1998, 1997 and 1995, respectively. If Class A shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.91%, 1.75% and 2.30%, respectively, and the ratio of net investment income to average daily net assets would have been 2.09%, 2.34% and 2.00%, respectively. If Class B shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.44% and 2.47%, respectively, and the ratio of net investment income to average daily net assets would have been 1.62% and 3.12%, respectively, for the year ended September 30, 1998 and for the period ended September 30, 1997. If Class C shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.64%, 2.45% and 3.00%, respectively, and the ratio of net investment income to average daily net assets would have been 1.37%, 1.74% and 1.32%, respectively for the years ended September 30, 1998, 1997, and the period ended
     September 30, 1995.
(e) The Fund's Distributor voluntarily waived $12,663, $35,105 and $53,123 in class A Rule 12b-1 fees for the period ended March 31, 2000, and the years ended September 30, 1999 and 1996 respectively. If Class A shares had been charged for these fees, the ratio of expenses to average daily net assets would have been 1.71%, 1.70% and 2.00%, respectively, and the ratio of net investment income to average daily net assets would have been 1.51%, 1.70% and 2.24% respectively.
(f)  Adjusted to an annual basis.

                                            ADVANTUS INTERNATIONAL BALANCED FUND
                                       NOTES TO FINANCIAL STATEMENTS - CONTINUED

                                                            CLASS B                        CLASS C
                                         ----------------------------------------------  -----------
                                         PERIOD FROM                                     PERIOD FROM
                                         OCTOBER 1,                        PERIOD FROM   OCTOBER 1,
                                           1999 TO        YEAR ENDED       JANUARY 31,     1999 TO
                                          MARCH 31,     SEPTEMBER 30,      1997(B) TO     MARCH 31,
                                            2000      ------------------  SEPTEMBER 30,     2000
                                         (UNAUDITED)    1999      1998        1997       (UNAUDITED)
                                         -----------  --------  --------  -------------  -----------
Net asset value, beginning of period...    $11.66      $10.47    $13.23      $11.95        $11.66
                                           ------      ------    ------      ------        ------
Income from investment operations:
  Net investment income................       .08         .12       .19         .18           .08
  Net gains (losses) on securities
    (both realized and unrealized).....       .89        1.51     (1.93)       1.28           .89
                                           ------      ------    ------      ------        ------
    Total from investment operations...       .97        1.63     (1.74)       1.46           .97
                                           ------      ------    ------      ------        ------
Less distributions:
  Dividends from net investment
    income.............................      (.13)       (.06)     (.10)       (.18)         (.12)
  Distributions from net realized
    gains..............................      (.58)       (.38)     (.92)         --          (.58)
                                           ------      ------    ------      ------        ------
    Total distributions................      (.71)       (.44)    (1.02)       (.18)         (.70)
                                           ------      ------    ------      ------        ------
Net asset value, end of period.........    $11.92      $11.66    $10.47      $13.23        $11.93
                                           ======      ======    ======      ======        ======
Total return(c)........................      8.61%      15.84%   (13.63)%     12.30%         8.61%
Net assets, end of period (in
  thousands)...........................    $5,412      $5,293    $4,869      $2,287        $2,041
Ratio of expenses to average daily net
  assets(d)(e).........................      2.46%(f)    2.43%     2.29%       2.33%(f)      2.46%(f)
Ratio of net investment income (loss)
  to average daily net assets(d)(e)....       .75%(f)     .94%     1.77%       3.26%(f)       .75%(f)
Portfolio turnover rate (excluding
  short-term securities)...............      14.1%       73.8%     57.0%       73.4%         14.1%

                                                                CLASS C
                                         -----------------------------------------------------

                                                                                  PERIOD FROM
                                                                                   MARCH 01,
                                                YEAR ENDED SEPTEMBER 30,          1995(B) TO
                                         --------------------------------------  SEPTEMBER 30,
                                           1999      1998      1997      1996        1995
                                         --------  --------  --------  --------  -------------
Net asset value, beginning of period...   $10.48    $13.24    $11.40    $10.77      $ 9.95
                                          ------    ------    ------    ------      ------
Income from investment operations:
  Net investment income................      .10       .18       .23       .15         .11
  Net gains (losses) on securities
    (both realized and unrealized).....     1.52     (1.92)     2.19       .89         .91
                                          ------    ------    ------    ------      ------
    Total from investment operations...     1.62     (1.74)     2.42      1.04        1.02
                                          ------    ------    ------    ------      ------
Less distributions:
  Dividends from net investment
    income.............................     (.06)     (.10)     (.30)     (.20)       (.13)
  Distributions from net realized
    gains..............................     (.38)     (.92)     (.28)     (.21)       (.07)
                                          ------    ------    ------    ------      ------
    Total distributions................     (.44)    (1.02)     (.58)     (.41)       (.20)
                                          ------    ------    ------    ------      ------
Net asset value, end of period.........   $11.66    $10.48    $13.24    $11.40      $10.77
                                          ======    ======    ======    ======      ======
Total return(c)........................    15.71%   (13.67)%   21.95%     9.93%      10.26%
Net assets, end of period (in
  thousands)...........................   $2,510    $3,074    $4,025    $1,811      $  330
Ratio of expenses to average daily net
  assets(d)(e).........................     2.44%     2.49%     2.37%     2.61%       2.93%(f)
Ratio of net investment income (loss)
  to average daily net assets(d)(e)....      .94%     1.52%     1.82%     1.15%       1.39%(f)
Portfolio turnover rate (excluding
  short-term securities)...............     73.8%     57.0%     73.4%     56.1%       52.0%

------------

SHAREHOLDER SERVICES

    The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that may apply.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same share class) at any time as your needs change. Exchanges are at the then current net asset value (exchanges from the Advantus Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge). Shareholders may make twelve exchanges each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange within the calendar year.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive a check at specified intervals from your fund account - subject to minimum guidelines. Depending upon the performance of the underlying investment options, the value may be worth more or less than the original amount invested when withdrawn.

DIRECT DIVIDEND DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE EXCHANGE: You may move money from one Advantus account to any other Advantus account you own (with identical registrations within the same share class) just by calling our toll-free number. The Telephone Exchange privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Exchange may be changed (added/deleted) at any time by submitting a request in writing.

SYSTEMATIC EXCHANGE: You may move a set amount of money monthly or quarterly from one Advantus Fund to another Advantus Fund (with identical registrations within the same share class) to diversify your investment portfolio and take advantage of "dollar-cost averaging".

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Life insurance premiums from your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge, if any.

AUTOMATIC INVESTMENT PLAN: This special purchase plan enables you to open an Advantus Fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets.) The Automatic Investment Plan allows you to invest automatically monthly, semi-monthly or quarterly from your checking or savings account.

IRAS, OTHER QUALIFIED PLANS: You can use the Advantus Family of Funds for your Traditional, Roth or Education Individual Retirement Account or other qualified plans including: SEP IRA's, SIMPLE IRA's, Profit Sharing, 401(k) Money Purchase or Defined Benefit plans.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. The proceeds will be sent by check to the address of record for the account or wire transferred to your bank of record for the account. Wire transfers are for amounts over $500. The prevailing wire charge will be added to the withdrawal amount. The Telephone Redemption privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Redemption may be changed (added/deleted) at any time by submitting a request in writing. To have the redemption automatically deposited into your checking account, please send a voided check from your bank. Depending on the performance of the underlying investment options, the value may be worth more or less than the original amount invested upon redemption. Some limitations apply, please refer to the prospectus for details.

ACCOUNT UPDATES: You'll receive written confirmation of every investment you initiate and quarterly statements to help you track all of your Advantus Fund investments and annual tax statements. Semi-annual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining information and assistance directly from Advantus Shareholder Services, call 1-800-665-6005. Advantus Account Representatives are available Monday through Friday from 7:30 a.m. to 5:15 p.m. Central Time. Our voice response system is available 24 hours, seven days a week. This system allows you to access current net asset values, account balances and recent account activity.

INTERNET ADDRESS:  www.AdvantusFunds.com

HOW TO INVEST

You can invest in one or more of the eleven Advantus Funds through a local Registered Representative of Ascend Financial Services, Inc., distributor of the Funds. Contact your representative for information and a prospectus for any of the Advantus Funds you are interested in. To find a Registered Representative near you, call the toll-free service line (1-800-665-6005) or visit www.AdvantusFunds.com.

MINIMUM INVESTMENTS: Your initial investment in any of the Advantus Funds can be as small as $25 when you use our Automatic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER

Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management. (For the Advantus International Balanced Fund, Inc., the sub-adviser, Templeton Investment Counsel, Inc., selects the Fund's investments.)

Advantus Capital Management, Inc. manages twelve mutual funds containing $3.7 billion in assets in addition to $10.9 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 14 years of investment experience.

ADVANTUS FAMILY OF FUNDS

Advantus Bond Fund
Advantus Horizon Fund
Advantus Spectrum Fund
Advantus Enterprise Fund
Advantus Cornerstone Fund
Advantus Money Market Fund
Advantus Mortgage Securities Fund
Advantus International Balanced Fund
Advantus Venture Fund
Advantus Index 500 Fund
Advantus Real Estate Securities Fund

   THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS. THIS MAY BE USED AS SALES
                                 LITERATURE IN
 CONNECTION WITH THE OFFER OR SALE OF THE ADVANTUS INTERNATIONAL BALANCED FUND
        IF PRECEDED OR ACCOMPANIED BY (A) THE CURRENT PROSPECTUS FOR THE
           ADVANTUS INTERNATIONAL BALANCED FUND, AND (B) THE CURRENT
                    ADVANTUS MUTUAL FUND PERFORMANCE REPORT.
                READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

                                     [LOGO]
                        ASCEND FINANCIAL SERVICES, INC.,
                      SECURITIES DEALER, MEMBER NASD/SIPC
                            400 ROBERT STREET NORTH
                            ST. PAUL, MN 55101-2098
                                 1-800-AFS-1838
                                (1-800-237-1838)

ASCEND FINANCIAL SERVICES, INC.                     PRESORTED STANDARD
400 ROBERT STREET NORTH                             U.S. POSTAGE PAID
ST. PAUL, MN 55101-2098                                ST. PAUL, MN
                                                     PERMIT NO. 3547

ADDRESS SERVICE REQUESTED

F.48650 Rev. 5-2000